UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 11, 2017

CIRCOR INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	001-14962	04-3477276
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

30 CORPORATE DRIVE, SUITE 200
BURLINGTON, MASSACHUSETTS 01803-4238
(Address of principal executive offices) (Zip Code)

(781) 270-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Explanatory Note

As reported in the Current Report on Form 8-K filed by CIRCOR International, Inc. ("CIRCOR" or the “Company”) on December 12, 2017 (the "Initial Form 8-K"), CIRCOR completed its acquisition (the “Transaction”) of the fluid handling business (the “Business” or "Fluid Handling") of Colfax Corporation, a Delaware corporation (“Colfax”). The Transaction was effected pursuant to the Purchase Agreement, dated as of September 24, 2017, by and between Colfax and the Company. The Closing Date of the Transaction was December 11, 2017.

This Current Report on Form 8-K/A amends the Initial Form 8-K to provide the financial information required by Item 9.01 of Form 8-K, which was omitted from the initial Form 8-K in reliance on Items 9.01(a)(4) and 9.01(b)(2) of Form 8-K.

Item 9.01. Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited combined financial statements of Colfax Fluid Handling as of December 31, 2016 and 2015 and for the three years ending December 31, 2016, 2015 and 2014 are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited combined financial statements of Colfax Fluid Handling as of September 29, 2017 and for the three- and nine- periods ended September 29, 2017 and September 30, 2016 are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro Forma Financial Information

The unaudited pro forma combined condensed financial information for CIRCOR and Fluid Handling required by Article 11 of Regulation S-X is attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d)	Exhibits
2.1
Purchase Agreement, dated as of September 24, 2017, by and between Colfax Corporation and CIRCOR International, Inc., incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K (File No. 001-14962), filed with the Securities and Exchange Commission on September 25, 2017.†

10.1
Stockholder Agreement, dated December 11, 2017, between CIRCOR International, Inc. and Colfax Corporation, incorporated herein by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K (File No. 001-14962), filed with the Securities and Exchange Commission on December 12, 2017.

10.2
Credit Agreement, dated as of December 11, 2017, by and among CIRCOR International, Inc., as borrower, certain subsidiaries of CIRCOR International, Inc., as guarantors, the lenders from time to time party thereto, Deutsche Bank AG New York Branch, as term loan administrative agent and collateral agent, SunTrust Bank, as revolver administrative agent, swing line lender and a letter of credit issuer, Deutsche Bank Securities Inc. and SunTrust Robinson Humphrey, Inc., as joint-lead arrangers and joint-bookrunners, and Citizens Bank, N.A. and HSBC Securities (USA) Inc. as co-managers, incorporated herein by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K (File No. 001-14962), filed with the Securities and Exchange Commission on December 12, 2017.

	23.1	Consent of Ernst & Young LLP
	99.1	Audited combined financial statements of Colfax Fluid Handling as of December 31, 2016 and 2015 and for the three years ending December 31, 2016, 2015 and 2014.
	99.2	Unaudited combined financial statements of Colfax Fluid Handling as of September 29, 2017 and for the three- and nine- month periods ended September 29, 2017 and September 30, 2016.
	99.3	Unaudited pro forma combined condensed financial information for CIRCOR and Fluid Handling.

†
Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules or similar attachments upon request by the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2018                 CIRCOR INTERNATIONAL, INC.

/s/ Rajeev Bhalla
By:     Rajeev Bhalla

Title:	Executive Vice President and Chief Financial Officer